Eaton Vance Multi-Cap Growth Fund
Supplement to
Prospectus dated January 1, 2014 and
Summary Prospectus dated January 1, 2014

The Board of Trustees of the Fund recently approved a proposal to reorganize the Fund into Eaton Vance Large-Cap Growth Fund (to be renamed Eaton Vance Growth Fund on October 31, 2014), a series of Eaton Vance Special Investment Trust, with a similar investment objective and policies as the Fund.  Proxy materials describing the proposed reorganization are expected to be mailed in November 2014 to the Fund’s record date shareholders.  If shareholders of the Fund approve the reorganization, the reorganization is expected to be completed in the first quarter of 2015.  For additional information regarding the investment strategies and principal risks of Eaton Vance Large-Cap Growth Fund, please see the Fund’s summary prospectus, which is located at http://funddocuments.eatonvance.com.

On September 19, 2014, the Fund discontinued all sales of its shares, except shares purchased by: (1) existing shareholders (including shares acquired through the reinvestment of dividends and distributions); (2) employer sponsored retirement plans; or (3) fee-based programs (a) sponsored by financial intermediaries for which investment decisions are made on a centralized basis at the discretion of the firm (e.g., model portfolios managed by a firm or its investment committee); and (b) that have selected the Fund prior to the close of business on September 19, 2014.

September 29, 2014	16404 9.29.14